                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                           $235,532,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NCB




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE




                                NOVEMBER 14, 2005




--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

 Period     Date      AFC
  Total             Act/360
---------------------------
       0  11/29/05    0.00%
       1  12/25/05   11.73%
       2   1/25/06    9.87%
       3   2/25/06    9.91%
       4   3/25/06   11.02%
       5   4/25/06    9.99%
       6   5/25/06   10.37%
       7   6/25/06   10.08%
       8   7/25/06   10.46%
       9   8/25/06   10.16%
      10   9/25/06   10.21%
      11  10/25/06   10.60%
      12  11/25/06   10.30%
      13  12/25/06   10.70%
      14   1/25/07   10.40%
      15   2/25/07   10.46%
      16   3/25/07   11.63%
      17   4/25/07   10.56%
      18   5/25/07   10.97%
      19   6/25/07   10.64%
      20   7/25/07   11.03%
      21   8/25/07   10.70%
      22   9/25/07   10.73%
      23  10/25/07   11.12%
      24  11/25/07   10.79%
      25  12/25/07   11.19%
      26   1/25/08   10.86%
      27   2/25/08   10.89%
      28   3/25/08   11.68%
      29   4/25/08   10.97%
      30   5/25/08   11.37%
      31   6/25/08   11.04%
      32   7/25/08   11.45%
      33   8/25/08   11.12%
      34   9/25/08   11.16%
      35  10/25/08   11.58%
      36  11/25/08   11.25%
      37  12/25/08   11.67%
      38   1/25/09   11.34%
      39   2/25/09   11.39%
      40   3/25/09   12.66%
      41   4/25/09   11.48%
      42   5/25/09   11.92%
      43   6/25/09   11.59%
      44   7/25/09   12.03%
      45   8/25/09   11.70%
      46   9/25/09   11.76%
      47  10/25/09   12.21%
      48  11/25/09   11.88%
      49  12/25/09   12.34%
      50   1/25/10   12.01%
      51   2/25/10   12.08%
      52   3/25/10   13.45%
      53   4/25/10   12.22%
      54   5/25/10   12.70%
      55   6/25/10   12.37%
      56   7/25/10   12.86%
      57   8/25/10   12.53%
      58   9/25/10   12.61%
      59  10/25/10   13.12%
      60  11/25/10   12.79%
      61  12/25/10   13.31%
      62   1/25/11   12.98%
      63   2/25/11   13.08%
      64   3/25/11   14.60%
      65   4/25/11   13.29%
      66   5/25/11   13.85%
      67   6/25/11   13.52%
      68   7/25/11   14.10%
      69   8/25/11   13.77%
      70   9/25/11   13.90%
      71  10/25/11   14.50%
      72  11/25/11   14.17%
      73  12/25/11   14.79%
      74   1/25/12   14.47%
      75   2/25/12   14.63%
      76   3/25/12   15.81%
      77   4/25/12   14.97%
      78   5/25/12   15.65%
      79   6/25/12   15.34%
      80   7/25/12   16.05%
      81   8/25/12   15.74%
      82   9/25/12   15.96%
      83  10/25/12   16.72%
      84  11/25/12   16.42%
      85  12/25/12   17.23%
      86   1/25/13   16.94%
      87   2/25/13   17.22%
      88   3/25/13   19.39%
      89   4/25/13   17.82%
      90   5/25/13   18.76%
      91   6/25/13   18.50%
      92   7/25/13   19.50%
      93   8/25/13   19.26%
      94   9/25/13   19.68%
      95  10/25/13   20.79%
      96  11/25/13   20.60%
      97  12/25/13   21.81%
      98   1/25/14   21.65%
      99   2/25/14   22.24%
     100   3/25/14   25.32%
     101   4/25/14   23.56%

                       EXCESS             EXCESS
                       SPREAD             SPREAD
                       IN BPS             IN BPS
                      (STATIC            (FORWARD
PERIOD                 LIBOR)             LIBOR)
-------------------------------------------------
Avg yr1                 501                 456
Avg yr2                 575                 474
Avg yr3                 660                 488
Avg yr4                 629                 508
Avg yr5                 624                 535



         EXCESS                                  EXCESS                             EXCESS                                   EXCESS
         SPREAD                                  SPREAD                             SPREAD                                   SPREAD
         IN BPS             1 MONTH              IN BPS                             IN BPS             1 MONTH               IN BPS
        (STATIC             FORWARD             (FORWARD                           (STATIC             FORWARD              (FORWARD
PERIOD   LIBOR)              LIBOR               LIBOR)            PERIOD           LIBOR)              LIBOR                LIBOR)
------------------------------------------------------------------------------------------------------------------------------------
   1       *                4.2613%                *                 39              635               5.8710%                493
   2      464               4.4286%               458                40              655               5.8738%                546
   3      470               4.4899%               461                41              582               5.8792%                496
   4      494               4.6159%               481                42              610               5.8840%                515
   5      482               4.7372%               463                43              599               5.8910%                498
   6      495               4.8313%               472                44              621               5.8968%                518
   7      496               5.8276%               436                45              605               5.9038%                501
   8      510               5.8895%               446                46              607               5.9121%                502
   9      511               5.9102%               441                47              626               5.9201%                524
  10      519               5.8918%               446                48              610               5.9292%                504
  11      535               5.9141%               459                49              629               5.9385%                527
  12      536               5.9066%               455                50              612               5.9470%                507
  13      549               5.8763%               468                51              613               5.9541%                508
  14      545               5.8483%               460                52              667               5.9599%                579
  15      550               5.8224%               463                53              613               5.9673%                511
  16      583               5.8031%               494                54              631               5.9719%                538
  17      560               5.7878%               466                55              614               5.9770%                518
  18      575               5.7747%               478                56              632               5.9800%                548
  19      571               5.7651%               470                57              614               5.9831%                529
  20      587               5.7598%               482                58              614               5.9852%                535
  21      582               5.7585%               472                59              632               5.9861%                567
  22      588               5.7608%               473                60              615               5.9875%                548
  23      607               5.7675%               486                61              633               5.9867%                580
  24      602               5.7775%               475                62              616               5.9880%                562
  25      621               5.7883%               488                63              616               5.9900%                569
  26      615               5.8003%               477                64              669               5.9910%                653
  27      622               5.8106%               478                65              616               5.9950%                584
  28      659               5.8189%               505                66              635               5.9983%                618
  29      638               5.8284%               480                67              617               6.0032%                600
  30      662               5.8355%               494                68              635               6.0082%                634
  31      655               5.8424%               482                69              617               0.0000%                617
  32      681               5.8484%               497                70              617               0.0000%                627
  33      673               5.8535%               484                71              635               0.0000%                663
  34      683               5.8583%               486                72              617               0.0000%                647
  35      712               5.8606%               502                73              635               0.0000%                684
  36      702               5.8634%               489                74              617               0.0000%                669
  37      731               5.8652%               506                75              617               0.0000%                680
  38      673               5.8679%               492                76              652               0.0000%                746